Exhibit 99.2

RenaissanceRe Holdings Ltd.

Financial Supplement

September 30, 2010

Contact:

Investors:
RenaissanceRe Holdings Ltd.
Rohan Pai Director of Investor Relations 441-295-4513

Media:
Kekst and Company
Peter Hill or Dawn Dover
212-521-4800

RenaissanceRe Holdings Ltd.

Contents

		Page(s)
Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2-3
b.	Consolidated Segment Underwriting Results	4-5
c.	Reinsurance Segment - Unit Underwriting Results	6-7
d.	Reinsurance Segment - Gross Premiums Written and Managed Premiums	8-9
e.	Insurance Segment - Gross Premiums Written	10
f.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	11-12

Balance Sheets
a.	Summary Consolidated Balance Sheets	13

Investments
a.	Investment Portfolio - Composition	14
b.	Summary of Other Investments	15
c.	Investment Result	16
d.	Investment Portfolio - Yield to Maturity and Credit Rating	17
e.	Investment Portfolio - Change in Fair Value	18
f.	Fixed Maturity Investments - Securitized Assets	19
g.	Fixed Maturity Investments - Corporate Sector	20
h.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	20

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	21
b.	Paid to Incurred Analysis	22

Other Items
a.	Earnings per Share	23
b.	Equity in (Losses) Earnings of Other Ventures	24
c.	Other Income (Loss)	25
d.	Ratings	26

Comments on Regulation G		27-28

RenaissanceRe Holdings Ltd.

Basis of Presentation

This financial supplement includes certain non-GAAP financial measures including “operating income available to RenaissanceRe common shareholders”, “operating income available to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “managed specialty premiums”, “managed Lloyd’s premiums”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 27 and 28 for Comments on Regulation G.

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company’s business consists of two segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance, its Lloyd’s unit and certain joint ventures and other investments managed by the Company’s subsidiary RenaissanceRe Ventures Ltd., and (2) Insurance, which principally includes primary insurance. Effective January 1, 2010, the Company renamed its Individual Risk segment, Insurance.

Cautionary Statement under “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company’s future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2009 and its quarterly reports on Form 10-Q .

All information contained herein is unaudited, except for the financial data relating to the balance sheet for the year ended December 31, 2009. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2009 and its quarterly reports on Form 10-Q. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.

Financial Highlights

	Three months ended		Nine months ended
	September 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009
Highlights
Gross premiums written	$126,679	$202,413	$1,531,650	$1,655,886
Net premiums written	103,094	75,098	1,071,639	1,153,304
Net premiums earned	309,389	296,013	914,037	977,578
Net claims and claim expenses incurred	125,626	38,567	252,350	191,587
Underwriting income	84,638	167,745	363,016	512,569
Net investment income	60,934	106,815	155,722	263,234
Net income available to RenaissanceRe common shareholders	204,750	258,628	580,038	627,091
Net realized and unrealized gains on fixed maturity investments	98,011	16,794	217,715	57,809
Net other-than-temporary impairments	—	(346)	(829)	(21,201)

Operating income available to RenaissanceRe common shareholders (1)	90,904	242,180	347,317	590,483

Total assets	$8,640,424	$8,544,699	$8,640,424	$8,544,699
Total shareholders’ equity	$3,973,810	$3,720,470	$3,973,810	$3,720,470

Per share data
Net income available to RenaissanceRe common shareholders per common share - diluted	$3.70	$4.12	$10.04	$10.03
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$1.59	$3.85	$5.91	$9.43
Dividends per common share	$0.25	$0.24	$0.75	$0.72

Book value per common share	$60.57	$49.21	$60.57	$49.21
Adjustment for goodwill and intangible assets	(2.05)	(1.83)	(2.05)	(1.83)

Tangible book value per common share (1)	58.52	47.38	58.52	47.38
Accumulated dividends per common share	9.63	8.64	9.63	8.64

Tangible book value per common share plus accumulated dividends (1)	$68.15	$56.02	$68.15	$56.02

Financial ratios
Net claims and claim expense ratio - current accident year	52.6%	36.8%	58.8%	36.9%
Net claims and claim expense ratio - prior accident years	(12.0%)	(23.8%)	(31.2%)	(17.3%)

Net claims and claim expense ratio - calendar year	40.6%	13.0%	27.6%	19.6%
Underwriting expense ratio	32.0%	30.3%	32.7%	28.0%

Combined ratio	72.6%	43.3%	60.3%	47.6%

Operating return on average common equity - annualized (1)	11.3%	33.3%	14.5%	29.5%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations

	Three months ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Revenues
Gross premiums written	$126,679	$841,506	$563,465	$73,046	$202,413

Net premiums written	$103,094	$552,562	$415,983	$53,093	$75,098
Decrease (increase) in unearned premiums	206,295	(226,040)	(137,857)	243,145	220,915

Net premiums earned	309,389	326,522	278,126	296,238	296,013
Net investment income	60,934	27,607	67,181	60,747	106,815
Net foreign exchange (losses) gains	(529)	(609)	(11,342)	(862)	1,556
Equity in (losses) earnings of other ventures	(6,740)	3,160	2,156	(523)	4,331
Other income (loss)	27,255	(3,094)	(5,731)	7,048	13,424
Net realized and unrealized gains on fixed maturity investments	98,011	71,106	48,598	35,353	16,794
Total other-than-temporary impairments	—	(798)	(33)	(1,280)	(1,408)
Portion recognized in other comprehensive income, before taxes	—	2	—	—	1,062

Net other-than-temporary impairments	—	(796)	(33)	(1,280)	(346)

Total revenues	488,320	423,896	378,955	396,721	438,587

Expenses
Net claims and claim expenses incurred	125,626	47,667	79,057	5,700	38,567
Acquisition expenses	49,977	39,944	44,675	48,473	44,203
Operational expenses	49,148	50,376	64,551	57,566	45,498
Corporate expenses	5,704	4,824	5,559	5,632	(4,319)
Interest expense	6,164	6,206	3,156	3,027	3,748

Total expenses	236,619	149,017	196,998	120,398	127,697

Income before taxes	251,701	274,879	181,957	276,323	310,890
Income tax benefit (expense)	1,148	(2,148)	4,215	(5,301)	(3,993)

Net income	252,849	272,731	186,172	271,022	306,897
Net income attributable to redeemable noncontrolling interest - DaVinciRe	(37,524)	(51,915)	(10,550)	(48,680)	(37,694)

Net income attributable to RenaissanceRe	215,325	220,816	175,622	222,342	269,203
Dividends on preference shares	(10,575)	(10,575)	(10,575)	(10,575)	(10,575)

Net income available to RenaissanceRe common shareholders	$204,750	$210,241	$165,047	$211,767	$258,628

Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$1.59	$2.40	$1.91	$2.82	$3.85
Net income available to RenaissanceRe common shareholders per common share - basic	$3.73	$3.69	$2.75	$3.41	$4.15
Net income available to RenaissanceRe common shareholders per common share - diluted	$3.70	$3.66	$2.73	$3.38	$4.12
Average shares outstanding - basic	53,467	55,538	58,407	60,604	60,898
Average shares outstanding - diluted	53,965	56,044	58,887	61,161	61,367

Net claims and claim expense ratio	40.6%	14.6%	28.4%	1.9%	13.0%
Underwriting expense ratio	32.0%	27.7%	39.3%	35.8%	30.3%

Combined ratio	72.6%	42.3%	67.7%	37.7%	43.3%

Operating return on average common equity - annualized (1)	11.3%	17.9%	14.8%	22.7%	33.3%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations

	Nine months ended
	September 30, 2010	September 30, 2009
Revenues
Gross premiums written	$1,531,650	$1,655,886

Net premiums written	$1,071,639	$1,153,304
Increase in unearned premiums	(157,602)	(175,726)

Net premiums earned	914,037	977,578
Net investment income	155,722	263,234
Net foreign exchange losses	(12,480)	(12,761)
Equity in (losses) earnings of other ventures	(1,424)	11,499
Other income (loss)	18,430	(5,027)
Net realized and unrealized gains on fixed maturity investments	217,715	57,809
Total other-than-temporary impairments	(831)	(25,719)
Portion recognized in other comprehensive income, before taxes	2	4,518

Net other-than-temporary impairments	(829)	(21,201)

Total revenues	1,291,171	1,271,131

Expenses
Net claims and claim expenses incurred	252,350	191,587
Acquisition expenses	134,596	141,302
Operational expenses	164,075	132,120
Corporate expenses	16,087	8,608
Interest expense	15,526	12,084

Total expenses	582,634	485,701

Income before taxes	708,537	785,430
Income tax benefit (expense)	3,215	(3,793)

Net income	711,752	781,637
Net income attributable to redeemable noncontrolling interest - DaVinciRe	(99,989)	(122,821)

Net income attributable to RenaissanceRe	611,763	658,816
Dividends on preference shares	(31,725)	(31,725)

Net income available to RenaissanceRe common shareholders	$580,038	$627,091

Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$5.91	$9.43
Net income available to RenaissanceRe common shareholders per common share -basic	$10.13	$10.09
Net income available to RenaissanceRe common shareholders per Common Share - diluted	$10.04	$10.03
Average shares outstanding - basic	55,804	60,832
Average shares outstanding - diluted	56,299	61,226

Net claims and claim expense ratio	27.6%	19.6%
Underwriting expense ratio	32.7%	28.0%

Combined ratio	60.3%	47.6%

Operating return on average common equity - annualized (1)	14.5%	29.5%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

3

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results

	Three months ended September 30, 2010
	Reinsurance	Insurance	Eliminations (1)	Total

Gross premiums written	$119,339	$15,728	$(8,388)	$126,679

Net premiums written	$92,450	$10,644		$103,094

Net premiums earned	$219,036	$90,353		$309,389
Net claims and claim expenses incurred	80,167	45,459		125,626
Acquisition expenses	25,815	24,162		49,977
Operational expenses	35,883	13,265		49,148

Underwriting income	$77,171	$7,467		$84,638

Net claims and claim expenses incurred - current accident year	$114,046	$48,582		$162,628
Net claims and claim expenses incurred - prior accident years	(33,879)	(3,123)		(37,002)

Net claims and claim expenses incurred - total	$80,167	$45,459		$125,626

Net claims and claim expense ratio - current accident year	52.1%	53.8%		52.6%
Net claims and claim expense ratio - prior accident years	(15.5%)	(3.5%)		(12.0%)

Net claims and claim expense ratio - calendar year	36.6%	50.3%		40.6%
Underwriting expense ratio	28.2%	41.4%		32.0%

Combined ratio	64.8%	91.7%		72.6%

	Three months ended September 30, 2009
	Reinsurance	Insurance	Eliminations (1)	Total

Gross premiums written	$132,487	$83,349	$(13,423)	$202,413

Net premiums written	$43,202	$31,896		$75,098

Net premiums earned	$202,260	$93,753		$296,013
Net claims and claim expenses incurred	(15,914)	54,481		38,567
Acquisition expenses	17,164	27,039		44,203
Operational expenses	33,961	11,537		45,498

Underwriting income	$167,049	$696		$167,745

Net claims and claim expenses incurred - current accident year	$46,755	$62,256		$109,011
Net claims and claim expenses incurred - prior accident years	(62,669)	(7,775)		(70,444)

Net claims and claim expenses incurred - total	$(15,914)	$54,481		$38,567

Net claims and claim expense ratio - current accident year	23.1%	66.4%		36.8%
Net claims and claim expense ratio - prior accident years	(31.0%)	(8.3%)		(23.8%)

Net claims and claim expense ratio - calendar year	(7.9%)	58.1%		13.0%
Underwriting expense ratio	25.3%	41.2%		30.3%

Combined ratio	17.4%	99.3%		43.3%

(1)	Represents gross premiums ceded from the Insurance segment to the Reinsurance segment.

4

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results

	Nine months ended September 30, 2010
	Reinsurance	Insurance	Eliminations (1)	Total

Gross premiums written	$1,163,089	$398,832	$(30,271)	$1,531,650

Net premiums written	$846,089	$225,550		$1,071,639

Net premiums earned	$683,929	$230,108		$914,037
Net claims and claim expenses incurred	159,121	93,229		252,350
Acquisition expenses	70,746	63,850		134,596
Operational expenses	110,856	53,219		164,075

Underwriting income	$343,206	$19,810		$363,016

Net claims and claim expenses incurred - current accident year	$379,605	$157,861		$537,466
Net claims and claim expenses incurred - prior accident years	(220,484)	(64,632)		(285,116)

Net claims and claim expenses incurred - total	$159,121	$93,229		$252,350

Net claims and claim expense ratio - current accident year	55.5%	68.6%		58.8%
Net claims and claim expense ratio - prior accident years	(32.2%)	(28.1%)		(31.2%)

Net claims and claim expense ratio - calendar year	23.3%	40.5%		27.6%
Underwriting expense ratio	26.5%	50.9%		32.7%

Combined ratio	49.8%	91.4%		60.3%

	Nine months ended September 30, 2009
	Reinsurance	Insurance	Eliminations (1)	Total

Gross premiums written	$1,221,035	$447,229	$(12,378)	$1,655,886

Net premiums written	$852,970	$300,334		$1,153,304

Net premiums earned	$656,143	$321,435		$977,578
Net claims and claim expenses incurred	(40,132)	231,719		191,587
Acquisition expenses	57,321	83,981		141,302
Operational expenses	98,265	33,855		132,120

Underwriting income (loss)	$540,689	$(28,120)		$512,569

Net claims and claim expenses incurred - current accident year	$143,636	$217,350		$360,986
Net claims and claim expenses incurred - prior accident years	(183,768)	14,369		(169,399)

Net claims and claim expenses incurred - total	$(40,132)	$231,719		$191,587

Net claims and claim expense ratio - current accident year	21.9%	67.6%		36.9%
Net claims and claim expense ratio - prior accident years	(28.0%)	4.5%		(17.3%)

Net claims and claim expense ratio - calendar year	(6.1%)	72.1%		19.6%
Underwriting expense ratio	23.7%	36.6%		28.0%

Combined ratio	17.6%	108.7%		47.6%

(1)	Represents gross premiums ceded from the Insurance segment to the Reinsurance segment.

5

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Unit Underwriting Results

	Three months ended September 30, 2010
	Catastrophe	Specialty	Lloyd’s	Total

Gross premiums written	$88,278	$22,299	$8,762	$119,339

Net premiums written	$64,134	$22,175	$6,141	$92,450

Net premiums earned	$176,130	$28,927	$13,979	$219,036
Net claims and claim expenses incurred	71,191	1,289	7,687	80,167
Acquisition expenses	18,962	3,502	3,351	25,815
Operational expenses	23,252	6,385	6,246	35,883

Underwriting income (loss)	$62,725	$17,751	$(3,305)	$77,171

Net claims and claim expenses incurred - current accident year	$87,178	$19,166	$7,702	$114,046
Net claims and claim expenses incurred - prior accident years	(15,987)	(17,877)	(15)	(33,879)

Net claims and claim expenses incurred - total	$71,191	$1,289	$7,687	$80,167

Net claims and claim expense ratio - current accident year	49.5%	66.3%	55.1%	52.1%
Net claims and claim expense ratio - prior accident years	(9.1%)	(61.8%)	(0.1%)	(15.5%)

Net claims and claim expense ratio - calendar year	40.4%	4.5%	55.0%	36.6%
Underwriting expense ratio	24.0%	34.1%	68.6%	28.2%

Combined ratio	64.4%	38.6%	123.6%	64.8%

	Three months ended September 30, 2009
	Catastrophe	Specialty	Total

Gross premiums written	$107,308	$25,179	$132,487

Net premiums written	$19,656	$23,546	$43,202

Net premiums earned	$176,519	$25,741	$202,260
Net claims and claim expenses incurred	(3,068)	(12,846)	(15,914)
Acquisition expenses	14,365	2,799	17,164
Operational expenses	25,303	8,658	33,961

Underwriting income	$139,919	$27,130	$167,049

Net claims and claim expenses incurred - current accident year	$35,030	$11,725	$46,755
Net claims and claim expenses incurred - prior accident years	(38,098)	(24,571)	(62,669)

Net claims and claim expenses incurred - total	$(3,068)	$(12,846)	$(15,914)

Net claims and claim expense ratio - current accident year	19.8%	45.5%	23.1%
Net claims and claim expense ratio - prior accident years	(21.5%)	(95.4%)	(31.0%)

Net claims and claim expense ratio - calendar year	(1.7%)	(49.9%)	(7.9%)
Underwriting expense ratio	22.4%	44.5%	25.3%

Combined ratio	20.7%	(5.4%)	17.4%

6

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Unit Underwriting Results

	Nine months ended September 30, 2010
	Catastrophe	Specialty	Lloyd’s	Eliminations (1)	Total

Gross premiums written	$1,001,940	$103,739	$57,627	$(217)	$1,163,089

Net premiums written	$693,889	$100,078	$52,122		$846,089

Net premiums earned	$562,938	$83,411	$37,580		$683,929
Net claims and claim expenses incurred	180,652	(39,557)	18,026		159,121
Acquisition expenses	53,016	10,048	7,682		70,746
Operational expenses	75,309	18,214	17,333		110,856

Underwriting income (loss)	$253,961	$94,706	$(5,461)		$343,206

Net claims and claim expenses incurred - current accident year	$289,100	$72,303	$18,202		$379,605
Net claims and claim expenses incurred - prior accident years	(108,448)	(111,860)	(176)		(220,484)

Net claims and claim expenses incurred - total	$180,652	$(39,557)	$18,026		$159,121

Net claims and claim expense ratio - current accident year	51.4%	86.7%	48.4%		55.5%
Net claims and claim expense ratio - prior accident years	(19.3%)	(134.1%)	(0.4%)		(32.2%)

Net claims and claim expense ratio - calendar year	32.1%	(47.4%)	48.0%		23.3%
Underwriting expense ratio	22.8%	33.9%	66.5%		26.5%

Combined ratio	54.9%	(13.5%)	114.5%		49.8%

	Nine months ended September 30, 2009
	Catastrophe	Specialty	Total

Gross premiums written	$1,127,726	$93,309	$1,221,035

Net premiums written	$765,728	$87,242	$852,970

Net premiums earned	$543,739	$112,404	$656,143
Net claims and claim expenses incurred	(52,300)	12,168	(40,132)
Acquisition expenses	37,377	19,944	57,321
Operational expenses	74,738	23,527	98,265

Underwriting income	$483,924	$56,765	$540,689

Net claims and claim expenses incurred - current accident year	$75,047	$68,589	$143,636
Net claims and claim expenses incurred - prior accident years	(127,347)	(56,421)	(183,768)

Net claims and claim expenses incurred - total	$(52,300)	$12,168	$(40,132)

Net claims and claim expense ratio - current accident year	13.8%	61.0%	21.9%
Net claims and claim expense ratio - prior accident years	(23.4%)	(50.2%)	(28.0%)

Net claims and claim expense ratio - calendar year	(9.6%)	10.8%	(6.1%)
Underwriting expense ratio	20.6%	38.7%	23.7%

Combined ratio	11.0%	49.5%	17.6%

(1)	Represents gross premiums ceded from the catastrophe unit to the Lloyd’s unit.

7

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Gross Premiums Written and Managed Premiums

	Three months ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Reinsurance Segment

Renaissance catastrophe premiums	$62,434	$302,625	$268,294	$(17,184)	$78,232
Renaissance specialty premiums	21,363	7,389	72,449	21,037	25,249

Total Renaissance premiums	83,797	310,014	340,743	3,853	103,481

DaVinci catastrophe premiums	25,844	186,917	155,826	(14,093)	29,076
DaVinci specialty premiums	936	(414)	2,016	—	(70)

Total DaVinci premiums	26,780	186,503	157,842	(14,093)	29,006

Lloyd’s catastrophe premiums	1,422	7,324	5,669	—	—
Lloyd’s specialty premiums	8,851	6,508	7,723	—	—
Lloyd’s Insurance premiums	(1,511)	21,009	632	—	—

Total Lloyd’s unit premiums	8,762	34,841	14,024	—	—

Catastrophe unit premiums ceded to the Lloyd’s unit	—	—	(217)	—	—

Total Lloyd’s unit premiums, net of inter-unit cessions	8,762	34,841	13,807	—	—

Total Reinsurance segment premiums	$119,339	$531,358	$512,392	$(10,240)	$132,487

Managed Premiums (1)

Total catastrophe unit premiums	$88,278	$489,542	$424,120	$(31,277)	$107,308
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	60	18,793	26,186	2,432	(434)
Catastrophe premiums written in the Lloyd’s unit	1,422	7,324	5,669	—	—
Catastrophe premiums assumed from the Insurance segment	(9,899)	(67)	(175)	(272)	(13,423)

Total managed catastrophe premiums (1)	$79,861	$515,592	$455,800	$(29,117)	$93,451

Total specialty unit premiums	$22,299	$6,975	$74,465	$21,037	$25,179

Specialty premiums written in the Lloyd’s unit	8,851	6,508	7,723	—	—

Total managed specialty premiums (1)	$31,150	$13,483	$82,188	$21,037	$25,179

Total Lloyd’s unit premiums	$8,762	$34,841	$14,024	$—	$—
Catastrophe unit premiums ceded to the Lloyd’s unit	—	—	(217)	—	—
Insurance segment premiums ceded to the Lloyd’s unit	1,511	(21,009)	(632)	—	—

Total managed Lloyd’s unit premiums (1)	$10,273	$13,832	$13,175	$—	$—

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2)	Top Layer Re is accounted for under the equity method of accounting.

8

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Gross Premiums Written and Managed Premiums

	Nine months ended
	September 30, 2010	September 30, 2009
Reinsurance Segment

Renaissance catastrophe premiums	$633,353	$724,131
Renaissance specialty premiums	101,201	90,852

Total Renaissance premiums	734,554	814,983

DaVinci catastrophe premiums	368,587	403,595
DaVinci specialty premiums	2,538	2,457

Total DaVinci premiums	371,125	406,052

Lloyd’s catastrophe premiums	14,415	—
Lloyd’s specialty premiums	23,082	—
Lloyd’s Insurance premiums	20,130	—

Total Lloyd’s unit premiums	57,627	—
Catastrophe unit premiums ceded to the Lloyd’s unit	(217)	—

Total Lloyd’s unit premiums, net of inter-unit cessions	57,410	—

Total Reinsurance segment premiums	$1,163,089	$1,221,035

Managed Premiums (1)

Total catastrophe unit premiums	$1,001,940	$1,127,726
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	45,039	49,542
Catastrophe premiums written in the Lloyd’s unit	14,415	—
Catastrophe premiums assumed from the Insurance segment	(10,141)	(12,378)

Total managed catastrophe premiums (1)	$1,051,253	$1,164,890

Total specialty unit premiums	$103,739	$93,309
Specialty premiums written in the Lloyd’s unit	23,082	—

Total managed specialty premiums (1)	$126,821	$93,309

Total Lloyd’s unit premiums	$57,627	$—
Catastrophe unit premiums ceded to the Lloyd’s unit	(217)	—
Insurance segment premiums ceded to the Lloyd’s unit	(20,130)	—

Total managed Lloyd’s unit premiums (1)	$37,280	$—

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	Top Layer Re is accounted for under the equity method of accounting.

9

RenaissanceRe Holdings Ltd.

Insurance Segment - Gross Premiums Written

	Three months ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
By Line of Business
Commercial multi-line	$19,142	$30,911	$26,804	$25,028	$31,066
Personal lines property	9,894	5,679	4,932	11,828	15,473
Commercial property	2,808	20,801	13,008	20,820	15,514
Crop	(16,116)	273,833	7,136	25,882	21,296

Total Insurance premiums	$15,728	$331,224	$51,880	$83,558	$83,349

	Nine months ended
	September 30, 2010	September 30, 2009
By Line of Business
Crop	$264,853	$264,442
Commercial multi-line	76,857	81,155
Commercial property	36,617	64,001
Personal lines property	20,505	37,631

Total Insurance premiums	$398,832	$447,229

10

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Three months ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Revenues
Gross premiums written	$26,780	$186,503	$157,842	$(14,093)	$29,006

Net premiums written	$20,945	$164,556	$145,035	$(15,721)	$4,148
Decrease (increase) in unearned premiums	61,507	(84,515)	(50,822)	93,966	79,730

Net premiums earned	82,452	80,041	94,213	78,245	83,878
Net investment income	7,980	6,207	10,274	9,606	14,011
Net foreign exchange (losses) gains	(74)	(30)	(1,928)	263	713
Other income (loss)	181	(152)	(276)	(4,263)	(6,157)
Net realized and unrealized gains on fixed maturity investments	28,968	16,441	5,757	13,448	2,631
Total other-than-temporary impairments	—	(648)	—	(1,402)	—
Portion recognized in other comprehensive income, before taxes	—	—	—	—	—

Net other-than-temporary impairments	—	(648)	—	(1,402)	—

Total revenues	119,507	101,859	108,040	95,897	95,076

Expenses
Net claims and claim expenses incurred	30,353	(8,155)	62,471	(16,230)	(729)
Acquisition expenses	14,065	15,394	19,671	21,525	22,159
Operational and corporate expenses	10,770	5,870	7,491	11,383	12,051
Interest expense	512	474	469	489	631

Total expenses	55,700	13,583	90,102	17,167	34,112

Net income	63,807	88,276	17,938	78,730	60,964
Net income attributable to redeemable noncontrolling interest	(128)	(178)	(37)	(158)	(123)

Net income available to DaVinciRe common shareholders	$63,679	$88,098	$17,901	$78,572	$60,841

Net claims and claim expenses incurred - current accident year	$37,273	$8,553	$78,027	$2,379	$14,560
Net claims and claim expenses incurred - prior accident years	(6,920)	(16,708)	(15,556)	(18,609)	(15,289)

Net claims and claim expenses incurred - total	$30,353	$(8,155)	$62,471	$(16,230)	$(729)

Net claims and claim expense ratio - current accident year	45.2%	10.7%	82.8%	3.0%	17.4%
Net claims and claim expense ratio - prior accident years	(8.4%)	(20.9%)	(16.5%)	(23.7%)	(18.3%)

Net claims and claim expense ratio - calendar year	36.8%	(10.2%)	66.3%	(20.7%)	(0.9%)
Underwriting expense ratio	30.1%	26.6%	28.8%	42.0%	40.8%

Combined ratio	66.9%	16.4%	95.1%	21.3%	39.9%

11

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Nine months ended
	September 30, 2010	September 30, 2009
Revenues
Gross premiums written	$371,125	$406,052

Net premiums written	$330,536	$347,825
Increase in unearned premiums	(73,830)	(99,311)

Net premiums earned	256,706	248,514
Net investment income	24,461	38,073
Net foreign exchange losses	(2,032)	(3,587)
Other loss	(247)	(8,741)
Net realized and unrealized gains on fixed maturity investments	51,166	3,720
Total other-than-temporary impairments	(648)	(108)
Portion recognized in other comprehensive income, before taxes	—	—

Net other-than-temporary impairments	(648)	(108)

Total revenues	329,406	277,871

Expenses
Net claims and claim expenses incurred	84,669	(20,299)
Acquisition expenses	49,130	63,806
Operational and corporate expenses	24,131	33,018
Interest expense	1,455	2,703

Total expenses	159,385	79,228

Net income	170,021	198,643
Net income attributable to redeemable noncontrolling interest	(343)	(403)

Net income available to DaVinciRe common shareholders	$169,678	$198,240

Net claims and claim expenses incurred - current accident year	$123,853	$29,569
Net claims and claim expenses incurred - prior accident years	(39,184)	(49,868)

Net claims and claim expenses incurred - total	$84,669	$(20,299)

Net claims and claim expense ratio - current accident year	48.2%	11.9%
Net claims and claim expense ratio - prior accident years	(15.2%)	(20.1%)

Net claims and claim expense ratio - calendar year	33.0%	(8.2%)
Underwriting expense ratio	28.5%	39.0%

Combined ratio	61.5%	30.8%

12

RenaissanceRe Holdings Ltd.

Summary Consolidated Balance Sheets

	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Assets
Fixed maturity investments available for sale, at fair value	$330,056	$725,730	$1,485,161	$3,559,197	$4,505,446
Fixed maturity investments trading, at fair value	4,490,081	3,847,759	3,049,335	736,595	—

Total fixed maturity investments, at fair value	4,820,137	4,573,489	4,534,496	4,295,792	4,505,446
Short term investments, at fair value	884,787	792,308	864,328	1,002,306	880,406
Other investments, at fair value	792,377	782,345	866,865	858,026	812,056
Investments in other ventures, under equity method	79,976	86,448	84,942	97,287	94,859

Total investments	6,577,277	6,234,590	6,350,631	6,253,411	6,292,767
Cash and cash equivalents	351,775	285,054	358,773	260,716	347,993
Premiums receivable	763,549	1,021,496	511,832	589,827	826,562
Prepaid reinsurance premiums	178,272	276,296	121,836	91,852	207,257
Reinsurance recoverable	200,919	179,841	156,820	194,241	253,312
Accrued investment income	38,811	34,649	32,784	31,928	34,076
Deferred acquisition costs	80,306	100,725	74,489	61,870	95,614
Receivable for investments sold	158,465	153,923	53,863	7,431	188,497
Other secured assets	17,765	17,418	27,651	27,730	27,464
Other assets	200,320	174,924	171,577	205,347	201,982
Goodwill and other intangibles	72,965	74,143	75,416	76,688	69,175

Total assets	$8,640,424	$8,553,059	$7,935,672	$7,801,041	$8,544,699

Liabilities, Redeemable Noncontrolling Interest and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$1,706,339	$1,682,083	$1,695,397	$1,702,006	$1,837,879
Unearned premiums	690,671	994,990	614,490	446,649	805,199
Debt	549,132	549,109	549,086	300,000	450,000
Reinsurance balances payable	364,491	406,891	241,544	381,548	457,947
Payable for investments purchased	304,604	202,562	136,838	59,236	247,502
Other secured liabilities	17,500	17,500	27,500	27,500	27,500
Other liabilities	292,774	217,141	221,001	256,669	251,504

Total liabilities	3,925,511	4,070,276	3,485,856	3,173,608	4,077,531

Redeemable noncontrolling interest - DaVinciRe	741,103	707,541	658,525	786,647	746,698

Shareholders’ Equity
Preference shares	650,000	650,000	650,000	650,000	650,000
Common shares	54,875	54,872	58,320	61,745	62,390
Additional paid-in capital	5,840	—	—	—	25,494
Accumulated other comprehensive income	23,774	22,153	30,771	41,438	78,338
Retained earnings	3,239,321	3,048,217	3,052,200	3,087,603	2,904,248

Total shareholders’ equity	3,973,810	3,775,242	3,791,291	3,840,786	3,720,470

Total liabilities, redeemable noncontrolling interest and shareholders’ equity	$8,640,424	$8,553,059	$7,935,672	$7,801,041	$8,544,699

Book value per common share	$60.57	$56.96	$53.86	$51.68	$49.21

Common shares outstanding	54,875	54,872	58,320	61,745	62,390

13

RenaissanceRe Holdings Ltd.

Investment Portfolio - Composition

	September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009
TYPE OF INVESTMENT
U.S. treasuries	$1,278,069	19.5%	$1,459,252	23.4%	$1,382,328	21.8%	$918,157	14.7%	$713,715	11.3%
Agencies	229,956	3.5%	171,505	2.8%	126,660	2.0%	165,577	2.6%	256,570	4.1%
Non-U.S. government (Sovereign debt)	153,695	2.3%	125,466	2.0%	207,517	3.3%	198,059	3.2%	122,757	2.0%
FDIC guaranteed corporate	408,682	6.2%	511,033	8.2%	642,969	10.1%	855,988	13.7%	903,137	14.4%
Non-U.S. government-backed corporate	531,009	8.1%	410,903	6.6%	370,099	5.8%	248,746	4.0%	227,718	3.6%
Corporate	1,574,462	24.0%	1,427,483	22.9%	1,312,556	20.7%	1,135,504	18.2%	860,057	13.7%
Agency mortgage-backed	336,501	5.1%	188,441	3.0%	232,883	3.7%	393,397	6.3%	1,039,945	16.5%
Non-agency mortgage-backed	35,954	0.5%	36,660	0.6%	30,984	0.5%	36,383	0.6%	46,179	0.7%
Commercial mortgage-backed	225,105	3.4%	193,159	3.1%	178,523	2.8%	251,472	4.0%	232,053	3.7%
Asset-backed	46,704	0.7%	49,587	0.8%	49,977	0.8%	92,509	1.5%	103,315	1.6%

Total fixed maturity investments, at fair value	4,820,137	73.3%	4,573,489	73.4%	4,534,496	71.5%	4,295,792	68.8%	4,505,446	71.6%
Short term investments, at fair value	884,787	13.5%	792,308	12.7%	864,328	13.6%	1,002,306	16.0%	880,406	14.0%
Other investments, at fair value	792,377	12.0%	782,345	12.5%	866,865	13.6%	858,026	13.7%	812,056	12.9%

Total managed investment portfolio	6,497,301	98.8%	6,148,142	98.6%	6,265,689	98.7%	6,156,124	98.5%	6,197,908	98.5%
Investments in other ventures, under equity method	79,976	1.2%	86,448	1.4%	84,942	1.3%	97,287	1.5%	94,859	1.5%

Total investments	$6,577,277	100.0%	$6,234,590	100.0%	$6,350,631	100.0%	$6,253,411	100.0%	$6,292,767	100.0%

CREDIT QUALITY OF FIXED MATURITY INVESTMENTS
AAA	$3,167,185	65.7%	$3,060,539	66.9%	$3,109,595	68.6%	$3,107,713	72.3%	$3,636,884	80.7%
AA	597,545	12.4%	561,800	12.3%	622,286	13.7%	493,965	11.5%	368,744	8.2%
A	682,326	14.1%	597,658	13.1%	482,405	10.6%	424,563	9.9%	266,502	5.9%
BBB	283,777	5.9%	269,247	5.9%	231,062	5.1%	184,374	4.3%	149,509	3.3%
Non-investment grade	89,304	1.9%	84,245	1.8%	89,148	2.0%	85,177	2.0%	83,807	1.9%

Total fixed maturity investments, at fair value	$4,820,137	100.0%	$4,573,489	100.0%	$4,534,496	100.0%	$4,295,792	100.0%	$4,505,446	100.0%

MATURITY PROFILE OF FIXED MATURITY INVESTMENTS
Due in less than one year	$41,622	0.9%	$23,050	0.5%	$79,612	1.8%	$83,280	1.9%	$125,570	2.8%
Due after one through five years	2,980,797	61.8%	3,133,274	68.5%	3,078,692	67.9%	2,867,397	66.7%	2,550,285	56.6%
Due after five through ten years	986,273	20.5%	812,639	17.8%	786,091	17.3%	498,382	11.6%	297,289	6.6%
Due after 10 years	167,181	3.5%	136,679	3.0%	97,734	2.2%	72,972	1.7%	110,810	2.5%
Mortgage-backed securities	597,560	12.3%	418,260	9.1%	442,390	9.7%	681,252	15.9%	1,318,177	29.2%
Asset-backed securities	46,704	1.0%	49,587	1.1%	49,977	1.1%	92,509	2.2%	103,315	2.3%

Total fixed maturity investments, at fair value	$4,820,137	100.0%	$4,573,489	100.0%	$4,534,496	100.0%	$4,295,792	100.0%	$4,505,446	100.0%

	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Average yield to maturity of fixed maturity and short term investments	1.7%	2.0%	2.1%	2.3%	2.4%
Average duration of fixed maturity and short term investments	3.0	2.8	2.7	2.6	2.5
Average credit quality of fixed maturity and short term investments	AA	AA	AA	AA	AA

14

RenaissanceRe Holdings Ltd.

Summary of Other Investments

	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
TYPE OF INVESTMENT
Private equity partnerships	$310,296	$298,306	$292,412	$286,108	$279,030
Senior secured bank loan funds	168,309	167,132	253,652	245,701	240,514
Catastrophe bonds	159,752	183,793	156,973	160,051	124,192
Non-U.S. fixed income funds	78,848	66,190	75,533	75,891	81,083
Hedge funds	44,043	43,639	56,475	54,163	52,955
Miscellaneous other investments	31,129	23,285	31,820	36,112	34,282

Total other investments, at fair value	$792,377	$782,345	$866,865	$858,026	$812,056

TYPE OF INVESTMENT
Private equity partnerships	39.2%	38.1%	33.7%	33.4%	34.4%
Senior secured bank loan funds	21.2%	21.4%	29.3%	28.6%	29.6%
Catastrophe bonds	20.2%	23.5%	18.1%	18.7%	15.3%
Non-U.S. fixed income funds	10.0%	8.5%	8.7%	8.8%	10.0%
Hedge funds	5.5%	5.5%	6.5%	6.3%	6.5%
Miscellaneous other investments	3.9%	3.0%	3.7%	4.2%	4.2%

Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

15

RenaissanceRe Holdings Ltd.

Investment Result

	Three months ended					Nine months ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	September 30, 2010	September 30, 2009
Fixed maturity investments	$34,838	$27,742	$28,643	$37,289	$44,127	$91,223	$123,261
Short term investments	2,469	2,458	2,284	1,827	2,285	7,211	8,097
Other investments
Hedge funds and private equity investments	7,491	8,188	17,536	10,183	15,510	33,215	8,096
Other	18,979	(8,184)	21,218	14,058	47,748	32,013	131,309
Cash and cash equivalents	73	65	66	223	102	204	632

	63,850	30,269	69,747	63,580	109,772	163,866	271,395

Investment expenses	(2,916)	(2,662)	(2,566)	(2,833)	(2,957)	(8,144)	(8,161)

Net investment income	60,934	27,607	67,181	60,747	106,815	155,722	263,234

Gross realized gains	35,615	29,058	48,887	52,363	26,734	113,560	91,370
Gross realized losses	(748)	(5,962)	(5,170)	(5,622)	(9,940)	(11,880)	(33,561)

Net realized gains on fixed maturity investments	34,867	23,096	43,717	46,741	16,794	101,680	57,809
Net unrealized gains (losses) on fixed maturity investments, trading	63,144	48,010	4,881	(11,388)	—	116,035	—

Net realized and unrealized gains on fixed maturity investments	98,011	71,106	48,598	35,353	16,794	217,715	57,809
Total other-than-temporary impairments	—	(798)	(33)	(1,280)	(1,408)	(831)	(25,719)
Portion recognized in other comprehensive income, before taxes	—	2	—	—	1,062	2	4,518

Net other-than-temporary impairments	—	(796)	(33)	(1,280)	(346)	(829)	(21,201)
Net unrealized (losses) gains on fixed maturity investments available for sale	(3,453)	(9,414)	(8,641)	(46,004)	74,697	(21,508)	12,124
FAS 115-2 cumulative effect adjustment (1)	—	—	—	—	—	—	76,615

Net change in unrealized holding gains on fixed maturity investments available for sale	(3,453)	(9,414)	(8,641)	(46,004)	74,697	(21,508)	88,739

Total investment result	$155,492	$88,503	$107,105	$48,816	$197,960	$351,100	$388,581

(1)	Cumulative effect adjustment to opening retained earnings as of April 1, 2009, related to the recognition and presentation of other-than-temporary impairments, as required by FASB ASC Topic Investments - Debt and Equity Securities.

16

RenaissanceRe Holdings Ltd.

Investment Portfolio - Yield to Maturity and Credit Rating

September 30, 2010	Amortized Cost	Fair Value		% of Total Managed Investment Portfolio	Yield to Maturity	Credit Rating (1)
						AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$884,787	$884,787		13.6%	0.3%	$859,947	$5,766	$2,978	$16,096	$—	$—
		100.	0%			97.2%	0.7%	0.3%	1.8%	—	—
Fixed maturity investments
U.S. treasuries	1,249,316	1,278,069		19.6%	1.0%	1,278,069	—	—	—	—	—
Agencies
Fannie Mae & Freddie Mac	186,449	187,954		2.9%	0.6%	187,954	—	—	—	—	—
Other agencies	41,882	42,002		0.6%	1.2%	42,002	—	—	—	—	—

Total agencies	228,331	229,956		3.5%	0.7%	229,956	—	—	—	—	—
Non-U.S. government (Sovereign debt)	143,994	153,695		2.4%	2.7%	82,664	10,134	16,764	28,612	13,293	2,228
FDIC guaranteed corporate	404,823	408,682		6.3%	0.5%	408,682	—	—	—	—	—
Non-U.S. government-backed corporate	519,435	531,009		8.2%	1.2%	480,016	46,228	4,765	—	—	—
Corporate	1,514,765	1,574,462		24.2%	3.1%	100,172	538,477	628,451	235,580	66,704	5,078
Mortgage-backed securities
Residential mortgage-backed
Agency securities	333,567	336,501		5.2%	2.2%	336,501	—	—	—	—	—
Non-agency securities - Prime	19,747	21,084		0.3%	3.8%	16,325	—	—	4,759	—	—
Non-agency securities - Alt A	12,744	14,870		0.2%	6.4%	12,869	—	—	—	2,001	—
Non-agency securities - Sub-prime	—	—		—	—	—	—	—	—	—	—

Total residential mortgage-backed	366,058	372,455		5.7%	2.4%	365,695	—	—	4,759	2,001	—
Commercial mortgage-backed	216,070	225,105		3.5%	2.9%	175,227	2,706	32,346	14,826	—	—

Total mortgage-backed	582,128	597,560		9.2%	2.6%	540,922	2,706	32,346	19,585	2,001	—
Asset-backed
Student loans	32,302	33,148		0.5%	1.1%	33,148	—	—	—	—	—
Auto	4,364	4,385		0.1%	0.9%	4,385	—	—	—	—	—
Credit cards	3,759	3,775		0.1%	1.8%	3,775	—	—	—	—	—
Other	5,000	5,396		0.1%	5.3%	5,396	—	—	—	—	—

Total asset-backed	45,425	46,704		0.8%	1.6%	46,704	—	—	—	—	—

Total securitized assets	627,553	644,264		10.0%	2.6%	587,626	2,706	32,346	19,585	2,001	—

Total fixed maturity investments	4,688,217	4,820,137		74.2%	1.9%	3,167,185	597,545	682,326	283,777	81,998	7,306
		100.0%				65.7%	12.4%	14.2%	5.9%	1.7%	0.1%

Other investments
Private equity partnerships		310,296		4.7%		—	—	—	—	—	310,296
Senior secured bank loan funds		168,309		2.6%		—	—	—	—	168,309	—
Catastrophe bonds		159,752		2.5%		—	—	—	—	159,752	—
Non-U.S. fixed income funds		78,848		1.2%		—	—	—	45,678	33,170	—
Hedge funds		44,043		0.7%		—	—	—	—	—	44,043
Miscellaneous other investments		31,129		0.5%		—	—	—	21,600	2,963	6,566

Total other investments		792,377		12.2%		—	—	—	67,278	364,194	360,905

Total managed investment portfolio		$6,497,301		100.0%		$4,027,132	$603,311	$685,304	$367,151	$446,192	$368,211
		100.0%				61.9%	9.3%	10.5%	5.7%	6.9%	5.7%

(1)	The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short-term issue credit rating as AAA, short term investments with A-2 short-term issue credit rating as AA and short term investments with an A-3 short-term issue credit rating as A.

17

RenaissanceRe Holdings Ltd.

Investment Portfolio - Change in Fair Value

	September 30, 2010		December 31, 2009		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$884,787	13.6%	$1,002,306	16.3%	$(117,519)	(2.7%)

Fixed maturity investments
U.S. treasuries	1,278,069	19.6%	918,157	15.0%	359,912	4.6%
Agencies
Fannie Mae & Freddie Mac	187,954	2.9%	83,632	1.4%	104,322	1.5%
Other agencies	42,002	0.6%	81,945	1.3%	(39,943)	(0.7%)

Total agencies	229,956	3.5%	165,577	2.7%	64,379	0.8%
Non-U.S. government (Sovereign debt)	153,695	2.4%	198,059	3.2%	(44,364)	(0.8%)
FDIC guaranteed corporate	408,682	6.3%	855,988	13.9%	(447,306)	(7.6%)
Non-U.S. government-backed corporate	531,009	8.2%	248,746	4.0%	282,263	4.2%
Corporate	1,574,462	24.2%	1,135,504	18.4%	438,958	5.8%
Mortgage-backed
Residential mortgage-backed
Agency securities	336,501	5.2%	393,397	6.4%	(56,896)	(1.2%)
Non-agency securities - Prime	21,084	0.3%	21,822	0.4%	(738)	(0.1%)
Non-agency securities - Alt A	14,870	0.2%	14,561	0.2%	309	0.0%
Non-agency securities - Sub-prime	—	0.0%	—	0.0%	—	0.0%

Total residential mortgage-backed	372,455	5.7%	429,780	7.0%	(57,325)	(1.3%)
Commercial mortgage-backed	225,105	3.5%	251,472	4.1%	(26,367)	(0.6%)

Total mortgage-backed	597,560	9.2%	681,252	11.1%	(83,692)	(1.9%)
Asset-backed
Student loans	33,148	0.5%	54,973	0.9%	(21,825)	(0.4%)
Auto	4,385	0.1%	19,604	0.3%	(15,219)	(0.2%)
Credit cards	3,775	0.1%	7,093	0.1%	(3,318)	0.0%
Other	5,396	0.1%	10,839	0.2%	(5,443)	(0.1%)

Total asset-backed	46,704	0.8%	92,509	1.5%	(45,805)	(0.7%)

Total securitized assets	644,264	10.0%	773,761	12.6%	(129,497)	(2.6%)

Total fixed maturity investments	4,820,137	74.2%	4,295,792	69.8%	524,345	4.4%

Other investments
Private equity partnerships	310,296	4.7%	286,108	4.6%	24,188	0.1%
Senior secured bank loan funds	168,309	2.6%	245,701	4.0%	(77,392)	(1.4%)
Catastrophe bonds	159,752	2.5%	160,051	2.6%	(299)	(0.1%)
Non-U.S. fixed income funds	78,848	1.2%	75,891	1.2%	2,957	0.0%
Hedge funds	44,043	0.7%	54,163	0.9%	(10,120)	(0.2%)
Miscellaneous other investments	31,129	0.5%	36,112	0.6%	(4,983)	(0.1%)

Total other investments	792,377	12.2%	858,026	13.9%	(65,649)	(1.7%)

Total managed investment portfolio	$6,497,301	100.0%	$6,156,124	100.0%	$341,177

18

RenaissanceRe Holdings Ltd.

Fixed Maturity Investments - Securitized Assets

	% of Total Managed Investment Portfolio
	Vintage
September 30, 2010	Fair Value	% of Total Managed Investment Portfolio	2010	2009	2008	2007	2006	2005 & Prior	% of Total Securitized Assets	Weighted Average Life
Total managed investment portfolio	$6,497,301	100.0%

Mortgage-backed

Residential mortgage-backed
Agency securities	336,501	5.2%	1.1%	2.6%	1.0%	0.2%	0.0%	0.3%	52.2%	2.5

Non-agency securities - Prime	21,084	0.3%	0.0%	0.0%	0.0%	0.0%	0.0%	0.3%	3.3%	2.8
Non-agency securities - Alt A	14,870	0.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	2.3%	3.9
Non-agency securities - Sub-prime	—	—	—	—	—	—	—	—	—	—

Total non-agency securities	35,954	0.5%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	5.6%	3.3

Total residential mortgage-backed	372,455	5.7%	1.1%	2.6%	1.0%	0.2%	0.0%	0.8%	57.8%	2.5

Commercial mortgage-backed	225,105	3.5%	0.1%	0.1%	0.2%	0.4%	0.4%	2.3%	35.0%	3.8

Total mortgage-backed	597,560	9.2%	1.2%	2.7%	1.2%	0.6%	0.4%	3.1%	92.8%	3.0

Asset-backed

Student loans	33,148	0.5%	0.0%	0.0%	0.4%	0.0%	0.0%	0.1%	5.1%	4.6
Auto	4,385	0.1%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.7%	0.3
Credit cards	3,775	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.6%	—
Other	5,396	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.8%	1.1

Total asset-backed	46,704	0.8%	0.0%	0.0%	0.5%	0.0%	0.0%	0.3%	7.2%	3.4

Total securitized assets	$644,264	10.0%	1.2%	2.7%	1.7%	0.6%	0.4%	3.4%	100.0%	3.0

19

RenaissanceRe Holdings Ltd.

Fixed Maturity Investments - Corporate Sector

	September 30, 2010
Sector	Total	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Financials	$939,841	$65,813	$388,652	$419,712	$56,500	$4,957	$4,207
Industrial, utilities and energy	280,496	2,786	61,198	98,356	86,679	31,477	—
Consumer	213,804	29,009	88,627	27,813	51,312	17,043	—
Communications and technology	122,519	2,564	—	80,283	27,917	10,895	860
Basic materials	17,802	—	—	2,287	13,172	2,332	11

Total corporate fixed maturity investments, at fair value (1)	$1,574,462	$100,172	$538,477	$628,451	$235,580	$66,704	$5,078

Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	September 30, 2010
Issuer	Total	Short term investments	Fixed maturity investments
General Electric Company	$96,579	$800	$95,779
Wells Fargo & Company	75,664	—	75,664
JP Morgan Chase & Co.	71,504	750	70,754
Credit Suisse Group AG	68,146	801	67,345
Barclays PLC	57,483	—	57,483
Bank of America Corp.	47,987	—	47,987
Rabobank Nederland	43,020	1,000	42,020
Citigroup Inc.	38,784	—	38,784
Morgan Stanley	32,278	—	32,278
Roche Holding AG	29,882	—	29,882

Total (2)	$561,327	$3,351	$557,976

(1)	Excludes FDIC guaranteed and non-U.S. government-backed corporate fixed maturity investments, at fair value.
(2)	Excludes FDIC guaranteed and non-U.S. government-backed corporate fixed maturity and repurchase agreements, at fair value.

20

RenaissanceRe Holdings Ltd.

Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
September 30, 2010
Catastrophe	$201,704	$238,572	$250,899	$691,175
Specialty	93,732	81,587	358,368	533,687
Lloyd’s	190	8,651	8,196	17,037

Total Reinsurance	295,626	328,810	617,463	1,241,899
Insurance	151,458	6,044	306,938	464,440

Total	$447,084	$334,854	$924,401	$1,706,339

June 30, 2010
Catastrophe	$134,647	$270,696	$244,164	$649,507
Specialty	110,188	80,107	358,056	548,351
Lloyd’s	—	6,246	4,894	11,140

Total Reinsurance	244,835	357,049	607,114	1,208,998
Insurance	153,782	11,413	307,890	473,085

Total	$398,617	$368,462	$915,004	$1,682,083

March 31, 2010
Catastrophe	$140,851	$132,874	$455,140	$728,865
Specialty	114,049	82,769	349,647	546,465
Lloyd’s	—	1,089	2,603	3,692

Total Reinsurance	254,900	216,732	807,390	1,279,022
Insurance	164,849	6,221	245,305	416,375

Total	$419,749	$222,953	$1,052,695	$1,695,397

December 31, 2009
Catastrophe	$165,153	$148,252	$258,451	$571,856
Specialty	119,674	101,612	382,818	604,104

Total Reinsurance	284,827	249,864	641,269	1,175,960
Insurance	189,389	3,658	332,999	526,046

Total	$474,216	$253,522	$974,268	$1,702,006

September 30, 2009
Catastrophe	$190,779	$233,954	$236,429	$661,162
Specialty	110,806	130,040	372,405	613,251

Total Reinsurance	301,585	363,994	608,834	1,274,413
Insurance	196,320	6,705	360,441	563,466

Total	$497,905	$370,699	$969,275	$1,837,879

21

RenaissanceRe Holdings Ltd.

Paid to Incurred Analysis

	Three months ended September 30, 2010			Three months ended September 30, 2009
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for losses and loss expenses, beginning of period	$1,682,083	$179,841	$1,502,242	$1,938,295	$266,993	$1,671,302

Incurred losses and loss expenses
Current year	194,265	31,637	162,628	138,683	29,672	109,011
Prior years	(40,295)	(3,293)	(37,002)	(79,956)	(9,512)	(70,444)

Total incurred losses and loss expenses	153,970	28,344	125,626	58,727	20,160	38,567

Paid losses and loss expenses
Current year	68,861	4,396	64,465	82,535	1,778	80,757
Prior years	60,853	2,870	57,983	76,608	32,063	44,545

Total paid losses and loss expenses	129,714	7,266	122,448	159,143	33,841	125,302

Reserve for losses and loss expenses, end of period	$1,706,339	$200,919	$1,505,420	$1,837,879	$253,312	$1,584,567

	Nine months ended September 30, 2010			Nine months ended September 30, 2009
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for losses and loss expenses, beginning of period	$1,702,006	$194,241	$1,507,765	$2,160,612	$299,534	$1,861,078

Incurred losses and loss expenses
Current year	657,911	120,445	537,466	451,351	90,365	360,986
Prior years	(312,110)	(26,994)	(285,116)	(174,543)	(5,144)	(169,399)

Total incurred losses and loss expenses	345,801	93,451	252,350	276,808	85,221	191,587

Paid losses and loss expenses
Current year	89,151	6,438	82,713	107,631	1,579	106,052
Prior years	252,317	80,335	171,982	491,910	129,864	362,046

Total paid losses and loss expenses	341,468	86,773	254,695	599,541	131,443	468,098

Reserve for losses and loss expenses, end of period	$1,706,339	$200,919	$1,505,420	$1,837,879	$253,312	$1,584,567

22

RenaissanceRe Holdings Ltd.

Earnings per Share

	Three months ended
(common shares in thousands)	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Numerator:
Net income available to RenaissanceRe common shareholders	$204,750	$210,241	$165,047	$211,767	$258,628
Amount allocated to participating common shareholders (1)	(5,147)	(5,322)	(4,196)	(5,171)	(6,067)

	$199,603	$204,919	$160,851	$206,596	$252,561

Denominator:
Denominator for basic income per RenaissanceRe common share - Weighted average common shares	53,467	55,538	58,407	60,604	60,898
Per common share equivalents of employee stock options and restricted shares	498	506	480	557	469

Denominator for diluted income per RenaissanceRe common share - Adjusted weighted average common shares and assumed conversions	53,965	56,044	58,887	61,161	61,367

Basic income per RenaissanceRe common share	$3.73	$3.69	$2.75	$3.41	$4.15
Diluted income per RenaissanceRe common share	$3.70	$3.66	$2.73	$3.38	$4.12

	Nine months ended
(common shares in thousands)	September 30, 2010	September 30, 2009
Numerator:
Net income available to RenaissanceRe common shareholders	$580,038	$627,091
Amount allocated to participating common shareholders (1)	(14,639)	(13,310)

	$565,399	$613,781

Denominator:
Denominator for basic income per RenaissanceRe common share - Weighted average common shares	55,804	60,832
Per common share equivalents of employee stock options and restricted shares	495	394

Denominator for diluted income per RenaissanceRe common share - Adjusted weighted average common shares and assumed conversions	56,299	61,226

Basic income per RenaissanceRe common share	$10.13	$10.09
Diluted income per RenaissanceRe common share	$10.04	$10.03

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company’s 2001 Stock Incentive Plan, Non-Employee Director Stock Incentive Plan and for the three and nine months ended September 30, 2010, the 2010 Performance-Based Equity Incentive Plan.

23

RenaissanceRe Holdings Ltd.

Equity in (Losses) Earnings of Other Ventures

	Three months ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Tower Hill Companies	$2,023	$229	$(1,071)	$(3,226)	$1,098
Top Layer Re	(8,655)	2,609	3,380	2,912	3,385
Other	(108)	322	(153)	(209)	(152)

Total equity in (losses) earnings of other ventures	$(6,740)	$3,160	$2,156	$(523)	$4,331

	Nine months ended
	September 30, 2010	September 30, 2009
Tower Hill Companies	$1,181	$1,143
Top Layer Re	(2,666)	9,707
Other	61	649

Total equity in (losses) earnings of other ventures	$(1,424)	$11,499

24

RenaissanceRe Holdings Ltd.

Other Income (Loss)

	Three months ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Gain on sale of ChannelRe	$15,835	$—	$—	$—	$—
Mark-to-market on Platinum warrant	14,352	(1,668)	(3,697)	5,419	12,839
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	1,063	128	(1,440)	(9,841)	(13,147)
Weather-related and loss mitigation	(216)	(18)	188	(2,717)	(2,110)
Weather and energy risk management operations	(4,740)	(492)	(1,825)	12,268	13,674
Other items	961	(1,044)	1,043	1,919	2,168

Total other income (loss)	$27,255	$(3,094)	$(5,731)	$7,048	$13,424

	Nine months ended
	September 30, 2010	September 30, 2009
Gain on sale of ChannelRe	$15,835	$—
Mark-to-market on Platinum warrant	8,987	(461)
Weather-related and loss mitigation	(46)	(8,352)
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	(249)	(23,753)
Weather and energy risk operations	(7,057)	24,916
Other items	960	2,623

Total other income (loss)	$18,430	$(5,027)

25

RenaissanceRe Holdings Ltd.

Ratings

September 30, 2010	A.M. Best	S&P (5)	Moody’s	Fitch
REINSURANCE SEGMENT (1)
Renaissance Reinsurance	A+	AA-	A1	A
DaVinci	A	A+	—	—
Top Layer Re	A+	AA	—	—
Renaissance Europe	A+	AA-	—	—

RenaissanceRe Syndicate 1458	—	—	—	—
Lloyd’s Overall Market Rating (2)	A	A+	—	A+

INSURANCE SEGMENT (1)
Glencoe	A	A+	—	—
Stonington	A	A+	—	—
Stonington Lloyds	A	A+	—	—
Lantana	A	A+	—	—

RENAISSANCERE (3)	a-	A	A3	BBB+

RENAISSANCERE (4)	—	Excellent	—	—

(1)	The A.M. Best, S&P, Moody’s and Fitch ratings for the companies in the Reinsurance and Insurance segments reflect the insurer’s financial strength rating.

(2)	The A.M. Best, S&P and Fitch ratings for the Lloyd’s Overall Market Rating represent its financial strength rating.

(3)	The A.M. Best, S&P, Moody’s and Fitch ratings for RenaissanceRe represent the credit ratings on its senior unsecured debt.

(4)	The S&P rating for RenaissanceRe represents rating on its Enterprise Risk Management practices.

(5)	The S&P ratings for the companies in the Reinsurance and Insurance segments reflect, in addition to the insurer’s financial strength rating, the insurer’s issuer credit rating.

26

RenaissanceRe Holdings Ltd.

Comments on Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company’s management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income available to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on fixed maturity investments, net other-than-temporary impairments and in the third quarter of 2010, the gain on the sale of the Company’s ownership interest in ChannelRe. The Company’s management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company’s results of operations by removing the variability arising from fluctuations in the Company’s fixed maturity investment portfolio and the gain associated with the sale of the Company’s ownership interest in ChannelRe. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share – diluted” and “operating return on average common equity – annualized”. The following is a reconciliation of: 1) net income available to RenaissanceRe common shareholders to operating income available to RenaissanceRe common shareholders; 2) net income available to RenaissanceRe common shareholders per common share – diluted to operating income available to RenaissanceRe common shareholders per common share – diluted; and 3) return on average common equity – annualized to operating return on average common equity – annualized:

	Three months ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Net income available to RenaissanceRe common shareholders	$204,750	$210,241	$165,047	$211,767	$258,628
Adjustment for net realized and unrealized gains on fixed maturity investments	(98,011)	(71,106)	(48,598)	(35,353)	(16,794)
Adjustment for net other-than-temporary impairments	—	796	33	1,280	346
Adjustment for gain on sale of ChannelRe	(15,835)	—	—	—	—

Operating income available to RenaissanceRe common shareholders	$90,904	$139,931	$116,482	$177,694	$242,180

Net income available to RenaissanceRe common shareholders per common share - diluted	$3.70	$3.66	$2.73	$3.38	$4.12
Adjustment for net realized and unrealized gains on fixed maturity investments	(1.82)	(1.26)	(0.82)	(0.58)	(0.27)
Adjustment for net other-than-temporary impairments	—	—	—	0.02	—
Adjustment for gain on sale of ChannelRe	(0.29)	—	—	—	—

Operating income available to RenaissanceRe common shareholders per common share - diluted	$1.59	$2.40	$1.91	$2.82	$3.85

Return on average common equity - annualized	25.4%	26.8%	20.9%	27.1%	35.5%
Adjustment for net realized and unrealized gains on fixed maturity investments	(12.1%)	(8.9%)	(6.1%)	(4.6%)	(2.2%)
Adjustment for net other-than-temporary impairments	—	—	—	0.2%	—
Adjustment for gain on sale of ChannelRe	(2.0%)	—	—	—	—

Operating return on average common equity - annualized	11.3%	17.9%	14.8%	22.7%	33.3%

	Nine months ended
	September 30, 2010	September 30, 2009
Net income available to RenaissanceRe common shareholders	$580,038	$627,091
Adjustment for net realized and unrealized gains on fixed maturity investments	(217,715)	(57,809)
Adjustment for net other-than-temporary impairments	829	21,201
Adjustment for gain on sale of ChannelRe	(15,835)	—

Operating income available to RenaissanceRe common shareholders	$347,317	$590,483

Net income available to RenaissanceRe common shareholders per common share - diluted	$10.04	$10.03
Adjustment for net realized and unrealized gains on fixed maturity investments	(3.87)	(0.94)
Adjustment for net other-than-temporary impairments	0.02	0.34
Adjustment for gain on sale of ChannelRe	(0.28)	—

Operating income available to RenaissanceRe common shareholders per common share - diluted	$5.91	$9.43

Return on average common equity - annualized	24.2%	31.3%
Adjustment for net realized and unrealized gains on fixed maturity investments	(9.1%)	(2.8%)
Adjustment for net other-than-temporary impairments	—	1.0%
Adjustment for gain on sale of ChannelRe	(0.6%)	—

Operating return on average common equity - annualized	14.5%	29.5%

27

RenaissanceRe Holdings Ltd.

Comments on Regulation G

The Company has also included in this Financial Supplement “managed catastrophe premiums”, “managed specialty premiums” and “managed Lloyd’s unit premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures, excluding catastrophe premiums assumed from the Company’s Insurance segment. “Managed catastrophe premiums” differ from total catastrophe unit premiums, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting, the inclusion of catastrophe premiums written on behalf of the Company’s Lloyd’s unit, and the exclusion of catastrophe premiums assumed from the Company’s Insurance segment. “Managed specialty premiums” is defined as gross specialty premiums written by Renaissance Reinsurance, DaVinci and the Company’s Lloyd’s unit. “Managed specialty premiums” differ from total specialty unit premiums, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of specialty premiums written on behalf of the Company’s Lloyd’s unit. “Managed Lloyd’s unit premiums” is defined as gross premiums written by the Company Lloyd’s unit, excluding premiums assumed from the Company’s catastrophe unit and excluding premiums assumed from the Company’s Insurance segment. “Managed Lloyd’s unit premiums” differ from total Lloyd’s unit premiums, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of premiums written assumed from the Company’s catastrophe unit, and the exclusion of premiums assumed from the Company’s Insurance segment. The Company’s management believes “managed catastrophe premiums”, “managed specialty premiums” and “managed Lloyd’s unit premiums” are useful to investors because they provide a measure of total catastrophe, specialty and Lloyd’s premiums, as applicable, assumed by the Company through its consolidated subsidiaries and related joint ventures.

The Company has also included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets; “tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets, plus accumulated dividends. “Tangible book value per common share” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets. The Company’s management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Book value per common share	$60.57	$56.96	$53.86	$51.68	$49.21
Adjustment for goodwill and other intangibles (1)	(2.05)	(2.10)	(2.02)	(1.95)	(1.83)

Tangible book value per common share	58.52	54.86	51.84	49.73	47.38
Adjustment for accumulated dividends	9.63	9.38	9.13	8.88	8.64

Tangible book value per common share plus accumulated dividends	$68.15	$64.24	$60.97	$58.61	$56.02

Change in book value per common share	6.3%	5.8%	4.2%	5.0%	11.4%
Change in tangible book value per common share plus change in accumulated dividends	7.1%	6.3%	4.7%	5.5%	12.6%

(1)	At September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, goodwill and other intangibles included $39.5 million, $40.9 million, $42.4 million, $43.8 million and $45.3 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

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